                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2004

                             HAWAIIAN HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      1-31443                71-0879698
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                             12730 HIGH BLUFF DRIVE
                                    SUITE 180
                               SAN DIEGO, CA 92130
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 523-0171

ITEM 8.01. Other Events.

     As previously disclosed in the Registrant's Current Report on Form 8-K filed on March 21, 2003, the Registrant's Form 12b-25 filed on March 21, 2003, and the Registrant's Form 12b-25 filed on April 30, 2003, on March 21, 2003
Hawaiian Airlines, Inc. ("Hawaiian Airlines"), the sole operating subsidiary of the Registrant, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Filing") in the United
States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court")
(Case No. 03-00827).

     On November 19, 2004, Hawaiian Airlines filed its unaudited Monthly
Operating Report for the month of October 2004 (the "Operating Report") with the
Bankruptcy Court. Pursuant to the Registrant's disclosure contained in the
Registrant's Form 12b-25 that was filed on August 14, 2003, the Registrant is furnishing the Operating Report as an exhibit to this Form 8-K. Exhibit 99.1 to this Current Report on Form 8-K contains a copy of the Operating Report as filed with the Bankruptcy Court. The Operating Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities
Act of 1933, as amended, except as shall be expressly set forth in such filing.

     THE OPERATING REPORT HAS NOT BEEN PREPARED BY THE REGISTRANT OR REVIEWED BY
THE REGISTRANT PRIOR TO ITS SUBMISSION TO THE BANKRUPTCY COURT, CONTAINS
FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED
OR REVIEWED BY INDEPENDENT ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE WITH
GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE
RECONCILIATION OR ADJUSTMENTS. THE REGISTRANT OBTAINED THE OPERATING REPORT FROM
COUNSEL TO HAWAIIAN AIRLINES AS SUCH COUNSEL INDICATED SUCH REPORT HAD BEEN
FILED WITH THE BANKRUPTCY COURT. THE REGISTRANT HAS NO MEANS TO INDEPENDENTLY
VERIFY THE INFORMATION CONTAINED IN THE OPERATING REPORT. THE OPERATING REPORT
MAY ALSO CONTAIN INFORMATION FOR PERIODS THAT ARE SHORTER OR OTHERWISE DIFFERENT
FROM THOSE CONTAINED IN THE REGISTRANT'S REPORTS REQUIRED TO BE MADE PURSUANT TO
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REGISTRANT MAKES NO
REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED
IN THE OPERATING REPORT. FOR THESE REASONS, THE REGISTRANT CAUTIONS READERS NOT
TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE OPERATING REPORT.
THE OPERATING REPORT IS BEING PROVIDED SOLELY FOR INFORMATION PURPOSES.

     This current report on Form 8-K contains "forward-looking statements"
within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Registrant with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Registrant and
Hawaiian Airlines that may cause the actual results of the Registrant and
Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors

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that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the
Registrant and Hawaiian Airlines to continue as a going concern; the ability of
Hawaiian Airlines to obtain court approval with respect to motions in the
Chapter 11 proceeding prosecuted by it from time to time; the ability of
Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of
Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the liquidity or results of operations of the Registrant and Hawaiian Airlines; the ability of Hawaiian
Airlines to fund and execute its business plan; the ability of the Registrant and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers;
demand for transportation in the markets in which Hawaiian Airlines operates;
economic conditions; the effects of any hostilities or act of war (in the Middle
East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs;
security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Registrant's reports to the U.S. Securities and Exchange Commission.

     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of the Registrant. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that Hawaiian Airline's equity will be restructured in a manner that will substantially reduce or eliminate any remaining value in Hawaiian Airline's equity and, therefore, in the Registrant's equity. In addition, other factors may also affect the liquidity and value of the Registrant's securities. Such factors include: uncertainty as to whether, or for how long the Registrant's securities will continue to be listed or traded on
Amex, and the uncertainty whether, should the Registrant's securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found. Accordingly, the Registrant urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

ITEM 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not Applicable/None

     (b)  Pro Forma Financial Information.

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          Not Applicable/None

     (c)  Exhibits.

          Exhibit Number           Document Description
          --------------           --------------------
               99.1                Hawaiian Airlines, Inc. Monthly Operating
                                   Report, dated November 19, 2004, to the
                                   Bankruptcy Court for the period ending
                                   October 31, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2004

                                                 HAWAIIAN HOLDINGS, INC.

                                                 By: /s/ Randall L. Jenson
                                                     ---------------------
                                                     Randall L. Jenson
                                                     Vice President
                                                     and Chief Financial Officer

                                       -5-

EXHIBIT INDEX

Exhibit No.
-----------

99.1           Hawaiian Airlines, Inc. Monthly Operating Report dated November
               19, 2004, to the Bankruptcy Court for the period ending October
               31, 2004.

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